EXHIBIT 99.3

Crown Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements set forth below for Crown Holdings, Inc. give effect to the sale of its global plastic closures business to Financière Daunou 1 S.A., as if such sale had been completed on January 1, 2002 for the pro forma consolidated statements of operations and June 30, 2005 for the pro forma condensed consolidated balance sheet, subject to the assumptions and adjustments in the notes accompanying the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are based on audited as well as unaudited historical financial information. The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the sale of the global plastic closures business (the “Sale”). The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2004 and the unaudited financial statements filed in its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2005.

The unaudited pro forma condensed consolidated financial information presented below is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale been completed as of the dates presented. The information is not representative of future results of operations or financial position.

Crown Holdings, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in millions)

As of June 30, 2005

As Reported	Pro Forma Adjustments	(A)	Pro Forma Adjusted

Assets
Current assets
Cash and cash equivalents	$265	$644	(B)	$909
Receivables, net	987	(132)	855
Inventories	1,009	(87)	922
Prepaid expenses and other current assets	72	(5)	67

Total current assets	2,333	420	2,753

Investments	84	84
Goodwill	2,421	(391)	2,030
Property, plant and equipment, net	1,798	(215)	1,583
Other non-current assets	1,015	(29)	986

Total	$7,651	$(215)	$7,436

Liabilities and shareholders’ equity
Current liabilities
Short-term debt	$47	$(4)	$43
Current maturities of long-term debt	25	25
Accounts payable and accrued liabilities	1,911	(117)	1,794
Income taxes payable	60	60

Total current liabilities	2,043	(121)	1,922

Long-term debt, excluding current maturities	3,635	(1)	3,634
Postretirement and pension liabilities	981	(41)	940
Other non-current liabilities	646	(18)	628
Minority interests	185	185
Commitments and contingent liabilities
Shareholders’ equity	161	(34)	127

Total	$7,651	$(215)	$7,436

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Crown Holdings, Inc.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions, except share and per share amounts)

	For the Six Months ended June 30, 2005

	As Reported	Pro Forma Adjustments	(A)	Pro Forma Adjusted

Net sales	$3,720	$(369)		$3,351

Cost of products sold, excluding depreciation and amortization	3,078	(290)		2,788
Depreciation and amortization	147	(22)		125

Gross profit	495	(57)		438

Selling and administrative expense	198	(28	) (C)	170
Provision for asset impairments and gain on sale of assets, net	(22)			(22)
Loss from early extinguishments of debt	2			2
Interest expense	189			189
Interest income	(4)			(4)
Translation and exchange adjustments	95			95

Income before income taxes, minority interests and equity earnings	37	(29)		8
Provision for income taxes	8	(11	) (D)	(3)
Minority interests and equity earnings	(11)			(11)

Income before nonrecurring charges directly attributable to the sale of global plastic closures business	$18	$(18)		$-

Earnings per average common share:
Basic	$.11	$(.11)		$-

Diluted	$.10	$(.10)		$-

Weighted average common shares outstanding:
Basic	165,756,374			165,756,374
Diluted	171,694,310			171,694,310

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Crown Holdings, Inc.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions, except share and per share amounts)

	For the Year ended December 31, 2004

	As Reported	Pro Forma Adjustments	(A)	Pro Forma Adjusted

Net sales	$7,199	$(668)		$6,531

Cost of products sold, excluding depreciation and amortization	5,984	(521)		5,463
Depreciation and amortization	308	(45)		263

Gross profit	907	(102)		805

Selling and administrative expense	363	(52	) (C)	311
Provision for asbestos	35			35
Provision for restructuring	7			35
Provision for asset impairments and loss on sale of assets, net	47			47
Loss from early extinguishments of debt	39			39
Interest expense	361			361
Interest income	(8)			(8)
Translation and exchange adjustments	(98)			(98)

Income before income taxes, minority interests and equity earnings	161	(50)		111
Provision for income taxes	82	(19	) (D)	63
Minority interests	(41)			(41)
Equity earnings	13	1		14

Income before nonrecurring charges directly attributable to the sale of global plastic closures business	$51	$(30)		$21

Earnings per average common share:
Basic	$.31	$(.18)		$.13

Diluted	$.30	$(.18)		$.12

Weighted average common shares outstanding:
Basic	165,251,267			165,251,267
Diluted	168,809,775			168,809,775

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Crown Holdings, Inc.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions, except share and per share amounts)

	For the Year ended December 31, 2003

	As Reported	Pro Forma Adjustments	(A)	Pro Forma Adjusted

Net sales	$6,630	$(623)		$6,007

Cost of products sold, excluding depreciation and amortization	5,539	(466)		5,073
Depreciation and amortization	326	(45)		281

Gross profit	765	(112)		653

Selling and administrative expense	337	(52	) (C)	285
Provision for asbestos	44			44
Provision for restructuring	19	(4)		15
Provision for asset impairments and loss on sale of assets, net	73	3		76
Loss from early extinguishments of debt	12			12
Interest expense	379			379
Interest income	(11)			(11)
Translation and exchange adjustments	(207)			(207)

Income before income taxes, minority interests and equity earnings	119	(59)		60
Provision for income taxes	95	(22	) (D)	73
Minority interests	(39)			(39)
Equity loss	(17)			(17)

Income/(loss) before nonrecurring charges directly attributable to the sale of global plastic closures business	$(32)	$(37)		$(69)

Earnings / (loss) per average common share:
Basic	$(.19)	$(.22)		$(.42)

Diluted	$(.19)	$(.22)		$(.42)

Weighted average common shares outstanding:
Basic	164,676,110			164,676,110
Diluted	164,676,110			164,676,110

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Crown Holdings, Inc.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions, except share and per share amounts)

	For the Year ended December 31, 2002

	As Reported	Pro Forma Adjustments	(A)	Pro Forma Adjusted

Net sales	$6,792	$(546)		$6,246

Cost of products sold, excluding depreciation and amortization	5,619	(399)		5,220
Depreciation and amortization	375	(43)		332

Gross profit	798	(104)		694

Selling and administrative expense	317	(47	) (C)	270
Provision for asbestos	30			30
Provision for restructuring	19	(1)		18
Provision for asset impairments and loss on sale of assets, net	247			247
Gain from early extinguishments of debt	(28)			(28)
Interest expense	342			342
Interest income	(11)			(11)
Translation and exchange adjustments	27	(1)		26

Income / (loss) before income taxes, minority interests, equity earnings and cumulative effect of a change in accounting	(145)	(55)		(200)
Provision for income taxes	30	(20	) (D)	10
Minority interests	(24)			(24)
Equity earnings	8	1		9

Income before nonrecurring charges directly attributable to the sale of global plastic closures business	$(191)	$(34)		$(225)

Earnings / (loss) per average common share:
Basic and diluted - before cumulative effect of a change in accounting	$(1.33)	$(0.23)		$(1.56)

Weighted average common shares outstanding:
Basic	143,807,452			143,807,452
Diluted	143,807,452			143,807,452

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Crown Holdings, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

A.     The Pro Forma adjustments represent the elimination of the disposed assets and liabilities and the historical financial results of Crown’s global plastic closure business.

B.      Represents the net proceeds from the sale of the global plastic closures business, net of the cash divested and divestiture fees and expenses associated with the sale of the business, which will be used for general corporate purposes, including the repayment of debt.

C.     Represents selling and general administrative costs for the divested operations, net of the recovery of certain costs under a support services agreement with the buyer.

D.     Represents the provision for income taxes allocable to the divested operations.

E.     The loss on the sale of Crown’s global plastic closures business was not considered in the pro forma consolidated statements of operations.